                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY EQUITY FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                              SECURITY EQUITY FUND
                           TO BE HELD JANUARY 26, 2000
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461


TO THE STOCKHOLDERS OF
   >  SECURITY EQUITY FUND

   Notice is hereby given that an annual meeting of the stockholders of Security Equity Fund (the "Fund"), a Kansas corporation, will be held at the offices of Security Equity Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on January 26, 2000 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To elect six directors to serve on the Board of Directors of the Fund until the next annual meeting, or until their successors shall have been duly elected and qualified.

   2. To ratify or reject the selection of the firm of Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

   3. a. To amend the Fund's fundamental investment limitation concerning diversification.

       b. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

       c. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

       d. To amend the Fund's fundamental investment limitation concerning underwriting.

       e. To amend the Fund's fundamental investment limitation concerning borrowing.

       f. To amend the Fund's fundamental investment limitation concerning lending.

       g. To eliminate the Fund's fundamental investment limitation concerning short sales and margin purchases of securities.

       h. To amend the Fund's fundamental investment limitation concerning senior securities.

       i. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

       j. To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.

       k. To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, investment manager or underwriter own more than 5% of the outstanding securities of such issuer.

       l. To eliminate the Fund's fundamental investment limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

       m. To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

       n. To amend the Fund's fundamental investment limitation concerning buying or selling commodities or commodity contracts.

       o. To eliminate the Fund's fundamental investment limitation concerning investment in warrants.

       p. To eliminate the Fund's fundamental investment limitation concerning restricted securities.

       q. To eliminate the Fund's fundamental investment limitation concerning investment in puts, calls, straddles or spreads.

       r. To eliminate the Fund's fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

   4. To approve or disapprove an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

   5. To approve or disapprove a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

   6. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of Security Equity Fund has fixed the close of business on November 30, 1999, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SECURITY EQUITY FUND. ANY FORM OF PROXY THAT IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
Topeka, Kansas                                                        AMY J. LEE
December _____, 1999                                                   Secretary
--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SECURITY EQUITY FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                ANNUAL MEETING OF STOCKHOLDERS, JANUARY 26, 2000
                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Equity Fund (the "Fund"). You may vote in person at the annual Meeting, by telephone, by Internet, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not return your proxy card if you are voting by telephone or Internet. You may revoke your proxy by submitting another proxy or a notice of revocation of your proxy in proper form to the Secretary of the Fund, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of the Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by each Series of the Fund, except Equity and Global Series. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. To ensure that sufficient shares of common stock are represented at the Meeting to permit approval of the proposals set forth herein, the Fund may retain the services of a proxy solicitor to assist in soliciting proxies for a fee, plus reimbursement of out-of-pocket expenses. Proxies are expected to be mailed to the Fund's stockholders on or about December ____, 1999.

                                VOTING SECURITIES

   Only Fund stockholders of record at the close of business on November 30, 1999, are entitled to vote at the annual Meeting. On that date, the outstanding number of voting securities of each Series of common stock of the Fund (each a "Series" and collectively the "Series") was as follows:
--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO THE FUND, BY WRITING THE FUND AT 700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

          -----------------------------------------------------------
          SERIES OF COMMON STOCK            SHARES OUTSTANDING
          -----------------------------------------------------------
                                      CLASS A     CLASS B     CLASS C
          Equity Series
          Global Series
          Total Return Series
          Social Awareness Series
          Value Series
          Small Company Series
          Enhanced Index Series
          International Series
          Select 25 Series
          -----------------------------------------------------------
          As  of  the  Record  Date,  the  following   persons  owned
          beneficially more than 5% of a Series.
          -----------------------------------------------------------

          -----------------------------------------------------------
                                                         % OF SERIES'
                                         NUMBER OF       OUTSTANDING
                SERIES         NAME     SHARES OWNED        SHARES
          -----------------------------------------------------------
          Equity
          Global
          Total Return
          Social Awareness
          Value
          Small Company
          Enhanced Index
          International
          Select 25
          -----------------------------------------------------------

   Each Series of the Fund's common stock has a par value of $1.00 per share. Each share is entitled to one vote and shares of the Series will be voted together with respect to Proposal Nos. 1 and 2. Shares of each Series will be voted separately with respect to Proposal Nos. 3, 4, and 5 as set forth in the table below.

--------------------------------------------------------------------------------
                PROPOSAL                               SERIES AFFECTED
--------------------------------------------------------------------------------
1.   To elect  six (6)  directors  to the Board of     All Series of the Fund
     Directors.
--------------------------------------------------------------------------------
2.   To ratify or reject the  selection of Ernst &     All Series of the Fund
     Young LLP as  independent  accountants of the
     Fund for fiscal year 2000
--------------------------------------------------------------------------------
3a.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning diversification.            except Global, Enhanced
                                                       Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3b.  To amend the  Fund's  fundamental  investment     All Series of the Fund
     limitation  concerning share ownership of any
     one issuer.
--------------------------------------------------------------------------------
3c.  To   eliminate    the   Fund's    fundamental     All Series of the Fund
     investment  limitation  concerning  investing
     for control of portfolio companies.
--------------------------------------------------------------------------------
3d.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning underwriting.               except Global, Enhanced
                                                       Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3e.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning borrowing.                  except Global, Enhanced
                                                       Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3f.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation concerning lending.                    except Global, Enhanced
                                                       Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3g.  To   eliminate    the   Fund's    fundamental     All Series of the Fund,
     investment  limitation concerning short sales     except Global, Enhanced
     and margin purchases of securities.               Index, International,
                                                       Select 25 and Small
                                                       Company
--------------------------------------------------------------------------------
3h.  To amend the  Fund's  fundamental  investment     Only Equity Series
     limitation concerning senior securities.          of the Fund
--------------------------------------------------------------------------------
3i.  To   eliminate    the   Fund's    fundamental     Only Equity Series
     investment  limitation  concerning investment     of the Fund
     in other investment companies.
--------------------------------------------------------------------------------
3j.  To   eliminate    the   Fund's    fundamental     Only Equity Series
     investment  limitation  concerning investment     of the Fund
     in  companies  with  less than  three  years'
     operating history.
--------------------------------------------------------------------------------
3k.  To   eliminate    the   Fund's    fundamental     All Series of the Fund,
     investment  limitation  concerning purchasing     except Global, Enhanced
     securities of an issuer in which the officers     Index, International,
     and directors of the Fund, investment manager     Select 25 and Small
     or  underwriter  own  more  than  5%  of  the     Company
     outstanding securities of such issuer.
--------------------------------------------------------------------------------
3l.  To   eliminate    the   Fund's    fundamental     All Series of the Fund
     investment limitation concerning the officers
     or directors of the Fund, the  Underwriter or
     Investment  Manager  purchasing shares of the
     Fund, except at current net asset value.
--------------------------------------------------------------------------------
3m.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation  concerning buying or selling real     except Global, Enhanced
     estate.                                           Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3n.  To amend the  Fund's  fundamental  investment     All Series of the Fund,
     limitation    concerning    commodities    or     except Global, Enhanced
     commodity contracts.                              Index, International and
                                                       Select 25
--------------------------------------------------------------------------------
3o.  To   eliminate    the   Fund's    fundamental     Only Equity Series
     investment  limitation  concerning investment     of the Fund
     in warrants.
--------------------------------------------------------------------------------
3p.  To   eliminate    the   Fund's    fundamental     Only Equity Series
     investment  limitation  concerning restricted     of the Fund
     securities.
--------------------------------------------------------------------------------
3q.  To   eliminate    the   Fund's    fundamental     Only Equity Series
     investment  limitation  concerning investment     of the Fund
     in puts, calls, straddles or spreads.
--------------------------------------------------------------------------------
3r.  To   eliminate    the   Fund's    fundamental     All Series of the Fund,
     investment  limitation  concerning investment     except Global, Enhanced
     in oil, gas,  mineral leases or other mineral     Index, International,
     exploration development programs.                 Select 25 and Small
                                                       Company
--------------------------------------------------------------------------------
4.   To approve or disapprove an  arrangement  and     All Series of the Fund
     new investment  advisory  contract that would
     permit Security Management Company,  LLC, the
     Fund's   investment   adviser,   with   Board
     approval, to enter into or amend sub-advisory
     agreements without stockholder approval.
--------------------------------------------------------------------------------
5.   To  approve   or   disapprove   a   Brokerage     All Series of the Fund
     Enhancement Plan pursuant to Rule 12b-1 under
     the Investment Company Act of 1940, and a new
     investment   advisory   contract  that  would
     permit the implementation of the Plan.
--------------------------------------------------------------------------------

   The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting.

   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such a person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals described herein and any other proposal that may come before the Meeting.

   In the event that a sufficient number of votes to approve a proposal were not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

   The Board of Directors has proposed a slate of six persons for election as directors of the Fund, each to hold office until the next annual meeting (if any) or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Fund and has consented to his or her nomination and agreed to serve if elected. Each director was elected by stockholders, except James R. Schmank, who was elected by the other directors on December 10, 1997, and Maynard F. Oliverius, who was so elected on February 6, 1998. If any of the nominees is not available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

   The names of the nominees to the Fund's Board of Directors and their respective offices and principal occupations are set forth below.

                    NOMINEES TO THE FUND'S BOARD OF DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                                                      FUND SHARES BENEFICIALLY OWNED,      ALL OTHER SECURITY FUNDS'
                                                          DIRECTLY OR INDIRECTLY,            SHARES OWNED DIRECTLY
NAME, AGE, ADDRESS,                                          AS OF 11/30/99                      AS OF 11/30/99           DATE FIRST
POSITION ON FUND BOARD                                -------------------------------    -----------------------------     BECAME A
AND PRINCIPAL OCCUPATIONS                              FUND                    SHARES    FUND                   SHARES     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONALD A. CHUBB, JR., 53,                              Equity                            Growth and Income                   1994
2222 SW 29th Street,                                                                     Ultra
Topeka, Kansas 66611,                                                                    Corporate Bond
POSITION ON FUND BOARD: Director of the Fund                                             Cash
PRINCIPAL OCCUPATIONS: Business broker, Griffith &                                       Global
Blair Realtors. Prior to 1997, President, Neon                                           Total Return
Tube Light Company, Inc.                                                                 Select 25
                                                                                         SBL Fund - Series A
                                                                                         SBL Fund - Series B
                                                                                         SBL Fund - Series S
------------------------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND*, 63,                                  Equity                            Ultra                               1991
700 SW Harrison Street,                                                                  Cash
Topeka, Kansas 66636-0001,                                                               Value
POSITION ON FUND BOARD: President and Director of                                        Small Company
the Fund                                                                                 Select 25
PRINCIPAL OCCUPATIONS: Senior Vice President and                                         Growth and Income
Managing Member Representative, Security
Management Company, LLC; Senior Vice President,
Security Benefit Group, Inc. and Security Benefit
Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
PENNY A. LUMPKIN, 60,                                  Equity                            Growth and Income                   1993
3616 Canterbury Town Road,                                                               Ultra
Topeka, Kansas 66610,                                                                    Growth
POSITION ON FUND BOARD: Director of the Fund                                             Cash
PRINCIPAL OCCUPATIONS: President, Vivians                                                Municipal Bond
(Corporate Sales); Vice President, Palmer                                                Global
Companies (Wholesalers, Retailers and Developers);                                       Value
Vice President, Bellairre Shopping Center (Leasing                                       SBL Fund - Series B
and Shopping Center Management)                                                          U.S. Government
                                                                                         Corporate Bond
------------------------------------------------------------------------------------------------------------------------------------
MARK L. MORRIS, JR., DVM, 65,                          Equity                            Ultra                               1991
5500 SW 7th Street,                                                                      Corporate Bond
Topeka, Kansas 66606,                                                                    Growth and Income
POSITION ON FUND BOARD: Director of the Fund
PRINCIPAL OCCUPATIONS: Retired. Independent
Investor, Morris Co. (Personal Investments)
------------------------------------------------------------------------------------------------------------------------------------
MAYNARD F. OLIVERIUS, 56,                              Equity                            Ultra                               1998
1500 SW 10th Avenue,                                                                     Cash
Topeka, Kansas 66604,                                                                    SBL Fund - Series A
POSITION ON FUND BOARD: Director of the Fund                                             Growth and Income
PRINCIPAL OCCUPATIONS: President and Chief
Executive Officer, Stormont-Vail Health Care
------------------------------------------------------------------------------------------------------------------------------------
JAMES R. SCHMANK*, 46,                                 Equity                            Growth and Income                   1997
700 SW Harrison Street,                                                                  Ultra
Topeka, Kansas 66636-0001,                                                               High Yield
POSITION ON FUND BOARD: Vice President and                                               Global
Director of the Fund                                                                     Select 25
PRINCIPAL OCCUPATIONS: President and Managing                                            Value
Member Representative of Security Management                                             Small Company
Company, LLC; Senior Vice President, Security                                            Cash
Benefit Group, Inc. and Security Benefit Life
Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

*Nominees who are considered  "interested  persons" of Security Management Company, LLC by reason of their respective positions with
 Security Management Company, LLC, the Fund's investment adviser, and Security Distributors, Inc., the Fund's principal underwriter.

----------------------------------------------------------------------------------------------------------

   The directors are responsible for general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of its stockholders. The Board of Directors held six meetings during fiscal year 1999 and each director standing for reelection has attended all of the meetings, except Mr. Cleland and Ms. Lumpkin who have attended five of the six meetings. The Board of Directors currently has one committee, the Joint Audit Committee, which also serves as the Nominating Committee.

   The following directors are members of the Fund's Joint Audit Committee: Ms. Lumpkin, Chairperson; Dr. Morris; and Mr. Chubb. The Joint Audit Committee holds at least one regular meeting each year, at which time it meets with the Fund's independent accountants to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit performed; and (5) any questions or concerns about the Fund's operations. The Joint Audit Committee met once in 1998 and has met twice so far in 1999. All members of the committee participated in the meetings.

   The Nominating Committee meets on an as-needed basis. The committee did not meet in fiscal year 1999. The purpose of the committee is to review and recommend to the full Board of Directors candidates for election as independent directors to fill vacancies on the Fund's Board. The Nominating Committee will consider written recommendations from stockholders for possible nominees. Stockholders should submit their written recommendations to the Secretary of the Fund.

   The Fund's directors, except Mr. Cleland and Mr. Schmank who are "interested persons" of the Investment Manager, receive from the Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the Board of Directors attended. In addition, those directors who are members of the Fund's joint audit committee receive a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the 35 funds to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on each fund's relative net assets.

   The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Investment Manager. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended September 30,1999, and the aggregate compensation paid to each of the directors during fiscal year 1999 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

---------------------------------------------------------------------------------------------------------
                                          PENSION OR RETIREMENT
                          AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED       TOTAL COMPENSATION
                         COMPENSATION     PART OF FUND EXPENSES        ANNUAL         FROM THE SECURITY
NAME OF DIRECTOR         ------------     ---------------------     BENEFITS UPON       FUND COMPLEX,
OF THE FUND              EQUITY FUND           EQUITY FUND           RETIREMENT       INCLUDING THE FUNDS
---------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.        $2,249                  $0                   $0                 $27,000
John D. Cleland                  0                   0                    0                       0
Penny A. Lumpkin             2,166                   0                    0                  26,000
Mark L. Morris, Jr.          2,249                   0                    0                  27,000
Maynard Oliverius*           2,166                   0                    0                  26,000
James R. Schmank                 0                   0                    0                       0
-----------------------------------------------------------------------------------------------------------

                                  REQUIRED VOTE

   In the election of directors, each stockholder is entitled to vote that number of shares owned as of the record date multiplied by the number of directors to be elected. A stockholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting."

   A plurality of the combined votes cast at the meeting by the stockholders of all Series of the Fund is sufficient to approve the election of a director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

   The selection by the Fund's Board of Directors of the firm of Ernst & Young LLP as the independent accountants for the Fund for the fiscal year end is to be submitted for ratification or rejection by stockholders at the annual meeting. The firm of Ernst & Young LLP, including a predecessor firm, Arthur Young and Company, has served the Fund as independent accountants since its inception. The independent accountants have no direct or material indirect financial interest in the Fund. Representatives of the firm of Ernst & Young LLP are not expected to be present at the annual meeting. Approval of this Proposal No. 2 requires the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3
    TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND

   Certain investment limitations of each Series of the Fund are matters of fundamental policy and may not be changed without the approval of the Series' stockholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Series be amended or eliminated as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform the investment policies of the Series to those of other mutual funds managed by the Investment Manager. The changes will allow the Investment Manager to manage each Series' investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Series' stockholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations, in some cases, also will give the Series the flexibility to change its investment methods in the future without a stockholder vote, provided that the Board of Directors approves any such change. Set forth below is each of the proposed changes. Stockholders have the option to approve all, some or none of the proposed changes.

                                PROPOSAL NO. 3(A)
    TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION

   Each Series of the Fund is currently subject to a fundamental limitation concerning the diversification of its assets among issuers, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental limitation is currently in place for Global, Enhanced Index, International, and Select 25 Series of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to invest more than 5% of its Not to invest more than 5% of its total assets in the securities of any total assets in the securities of any one issuer; provided, however, that one issuer (other than obligations of, for Total Return, Social Awareness, or guaranteed by, the U.S. Government, Value and Small Company Series, this its agencies or instrumentalities); limitation applies only with respect provided that this limitation applies
to 75% of its total assets.               only with  respect to 75% of a Series'
                                          total assets.
--------------------------------------    --------------------------------------

     The proposed fundamental investment limitation would conform each Series' investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow each Series of the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, a Series would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Series' total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to a Series by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer.

     The Series interpret this proposed limitation to require that any positions in a single issuer in excess of 5%, in total must not exceed 25%, of the Series' total assets. For example, a Series would not invest 30% of its total assets in the securities of a single issuer on the basis that 25% was allocated to the non-diversified 25% of total assets and 5% was allocated to the diversified 75% of total assets.

     The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Series the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Series. While the Series have no present intention of taking large positions in the securities of a single issuer, the flexibility to do so may be beneficial to the Series at a future date. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(A).

                                PROPOSAL NO. 3(B)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING SHARE OWNERSHIP OF ANY ONE ISSUER

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning limits on investment in the outstanding voting securities of any one issuer, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to purchase more than 10% of the Not to purchase a security if, as a outstanding voting securities of any result, with respect to 75% of the
one issuer.                               value of a Series' total assets,  more
                                          than  10%  of the  outstanding  voting
                                          securities of any issuer would be held
                                          by the Series (other than  obligations
                                          issued  or   guaranteed  by  the  U.S.
                                          Government,     its     agencies    or
                                          instrumentalities).
--------------------------------------    --------------------------------------

   The proposed fundamental investment limitation would conform the Series' investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow each Series of the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, a Series would be limited, with respect to 75% of its total assets, to purchasing no more than 10% of the outstanding voting securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Series' total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Series by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer. While the Series have no present intention of investing greater percentages of their assets in any single issuer, the flexibility to do so may be beneficial to the Series at a future date.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Series the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Series. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(B).

                                PROPOSAL NO. 3(C)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
             CONCERNING INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investing for control of portfolio companies. The
Investment Manager recommends eliminating the fundamental limitation and replacing it with an operating policy that may be changed by the directors without a vote of stockholders. The current fundamental limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to purchase securities for the As an operating policy, the Series may purpose of exercising control over the not invest in companies for the
issuers thereof.                          purpose of  exercising  management  or
                                          control.
--------------------------------------    --------------------------------------

   Elimination of this fundamental investment limitation is unlikely to affect the Series' investment techniques as it has no present intention of investing for control of portfolio companies. The Board of Directors believes that eliminating this fundamental limitation and replacing it with an operating policy is in the best interests of stockholders, because a standardized fundamental investment limitation will facilitate investment compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(C).

                                PROPOSAL NO. 3(D)
     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning underwriting, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Global, Enhanced Index, International, and Select 25 Series of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to underwrite securities of other Not to act as underwriter of issuers; provided that this policy securities issued by others, except to shall not be construed to prevent or the extent that a Series may be
limit in any  manner  the right of the    considered an  underwriter  within the
fund  to   purchase   securities   for    meaning of the  Securities Act of 1933
investment purposes.                      in  the   disposition   of  restricted
                                          securities.
--------------------------------------    --------------------------------------

   The primary purpose of the proposed change is to clarify that the Series are not prohibited from selling restricted securities if, as a result of such sale, a Series would be considered an underwriter under federal securities laws. Approval of this Proposal may subject the Series to additional risk of liability in that underwriters have heightened obligations to purchasers in connection with sales of securities. The Series do not intend to invest in restricted securities in a manner that would cause a Series to be deemed an underwriter and, as a result, consider the risk to be remote. A secondary purpose of this Proposal is to revise the Series' fundamental limitation on underwriting so that it conforms to a limitation that is expected to become standard for all funds managed by the Investment Manager. While the proposed change will have no current impact on the Series, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization discussed above. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(D).

                                PROPOSAL NO. 3(E)
       TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (the proposed fundamental investment limitation is currently in place for the Global, Enhanced Index, International and Select 25 Series of the Fund; and the proposed operating policy is currently in place for the Global Series of the
Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
With respect to Equity Series,  not to    Not to  borrow in excess of 33 1/3% of
borrow  money  or  securities  for any    a Series' total assets.
purpose  except  to  the  extent  that
borrowing  up to 10%  of  the  Series'    As an operating policy, the Series may
total   assets   is   permitted    for    not borrow money or securities for any
emergency   purposes  on  a  temporary    purposes  except that  borrowing up to
basis from banks and will not be made 10% of a Series' total assets from for investment purposes. Total Return, commercial banks is permitted for
Social  Awareness,   Value  and  Small    emergency or temporary purposes.
Company  Series  may  borrow  up to 33
1/3% of total  assets  and may  borrow
for emergency, temporary or investment
purposes  from a variety  of  sources,
including  banks.  Each of the  Series
may  also   obtain   such   short-term
credits  as  are   necessary  for  the
clearance of portfolio transactions.
--------------------------------------    --------------------------------------

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of stockholders. The operating policy could be changed upon the vote of the Board of Directors.

   Adoption of the proposed amendment is not expected to affect the way the Series are managed, the investment performance of the Series, or the securities or instruments in which the Series invest.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the operating policy in the future to allow the Series to engage in leveraging. Leveraging is a speculative investment technique that consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Series would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Series have no current intention of purchasing securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Series at a future date.

   The proposed change will have no current impact on the Series. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Series to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(E).

                                PROPOSAL NO. 3(F)
        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (the proposed fundamental investment limitation is currently in place for the Global, Enhanced Index, International, and Select 25 Series of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to make loans to other persons Not to lend any security or make any other than for the purchase of other loan if, as a result, more than publicly distributed debt which are 33 1/3% of a Series' total assets not considered loans, or by entry into would be lent to other parties, except
repurchase agreements.                    (i) through the  purchase of a portion
                                          of an  issue  of  debt  securities  in
                                          accordance    with   its    investment
                                          objective  and  policies,  or  (ii) by
                                          engaging in repurchase agreements with
                                          respect to portfolio securities.

                                          As an operating policy,  the Series do
                                          not  currently  intend to lend  assets
                                          other   than   securities   to   other
                                          parties.  (This  limitation  does  not
                                          apply to purchases of debt  securities
                                          or to repurchase agreements.)
--------------------------------------    --------------------------------------

   This proposal if adopted would affect the way in which the Series are managed in that it would allow the Series to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series' investment program. While the securities loans are outstanding, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series would have a right to call each loan and obtain the securities within the period of time that coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Series would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.

   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager or the Series' sub-adviser to be of good standing and would not be made unless, in the judgment of the Investment Manager or relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending, the adoption of standardized investment policies as proposed will advance the goals of investment limitation standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(F).

                                PROPOSAL NO. 3(G)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
      SHORT SALES AND MARGIN PURCHASES OF SECURITIES RESTRICTED SECURITIES

   Each Series of the Fund, except Global, Enhanced Index, International, Select 25, and Small Company Series, currently is subject to a fundamental investment limitation concerning margin purchases of securities and short sales of securities. The Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to buy securities on margin or As an operating policy, the Series of effect short sales of securities; the Fund do not currently intend to provided, however, that Total Return sell securities short, unless the Fund, Social Awareness Fund and Value Series owns or has the right to obtain Fund may make margin deposits in securities equivalent in kind and
connection   with    transactions   in    amount to the  securities  sold short,
options,   futures,   and  options  on    and  provided  that   transactions  in
futures.                                  futures  contracts and options are not
                                          deemed    to    constitute     selling
                                          securities  short.  In  addition,  the
                                          Series  of the  Fund do not  currently
                                          intend  to  purchase   securities   on
                                          margin,   except  that  a  Series  may
                                          obtain such short-term  credits as are
                                          necessary   for   the   clearance   of
                                          transactions, and provided that margin
                                          payments in  connection  with  futures
                                          contracts   and   options  on  futures
                                          contracts    shall   not    constitute
                                          purchasing securities on margin.
--------------------------------------    --------------------------------------

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Series current fundamental investment limitation prohibits a Series from purchasing securities on margin. Policies of the Securities and Exchange Commission (SEC) allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable policies of the SEC. The proposed non-fundamental operating policy includes these exceptions.

   Elimination of the Series' fundamental investment limitation on margin purchases and short sales is unlikely to affect the Series' investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of stockholders. In the event of a change in state or federal regulatory requirements, a Series may change its investment practices in the future. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interest of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(G).

                                PROPOSAL NO. 3(H)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                          CONCERNING SENIOR SECURITIES

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning senior securities, and the Investment Manager recommends that stockholders approve the amendment of this fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for all Series of the Fund, except Equity Series).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to issue senior securities.           Not to issue senior securities, except
                                          as  permitted   under  the  Investment
                                          Company Act of 1940.
--------------------------------------    --------------------------------------

   The primary purpose of this proposed change is to revise the Series' fundamental investment limitation to conform to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is adopted, the new limitation concerning senior securities could not be changed without a vote of stockholders.

   The proposed limitation allows the Series to issue senior securities to the full extent permitted under the Investment Company Act of 1940 (the "1940 Act"). Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a fund that has claim to the fund's assets or earnings that takes precedence over the claims of the fund's stockholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" provided certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date, such as the purchase of securities to be settled on a date that is further in the future than the normal settlement period, may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Series would utilize transactions that may be considered "senior securities" only in accordance with applicable requirements under the 1940 Act.

   Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Series is managed, its investment performance or the securities or instruments in which the Series invests. The Board of Directors believes, however, that adoption of a standardized fundamental investment limitation is in the best interests of stockholders because it will facilitate the Investment Manager's compliance efforts. In addition, the Board believes that the proposed limitation will allow the Series to respond to developments in the mutual fund industry and the 1940 Act which may make the use of senior securities advantageous. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(H).

                                PROPOSAL NO. 3(I)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
               CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

   Equity Series of the Fund currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to  invest  in the  securities  of    As an operating policy, the Series may
other investment companies.               not,   except  in  connection  with  a
                                          merger, consolidation, acquisition, or
                                          reorganization,    invest    in    the
                                          securities    of   other    investment
                                          companies,  except in compliance  with
                                          the Investment Company Act of 1940.
--------------------------------------    --------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Series' investment practices, because the Series currently does not expect to invest in shares of other investment companies. However, investment in shares of money market mutual funds may from time to time offer a convenient way to invest the Series' idle cash. To the extent that the a Series invests in shares of other investment companies, it will have the effect of requiring stockholders to pay the operating expenses of two mutual funds. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(I).

                                PROPOSAL NO. 3(J)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
      INVESTMENT IN COMPANIES WITH LESS THAN THREE YEARS' OPERATING HISTORY

   Equity Series of the Fund currently is subject to a fundamental investment limitation concerning investment in companies having a record of less than three years' continuous operation, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to  invest in  companies  having a    As an operating policy, the Series may
record of less than three years' not invest in securities of an issuer continuous operation, which may that, together with any predecessor,
include the  operations of predecessor    has been in  operation  for less  than
companies.                                three years if, as a result, more than
                                          5% of the total  assets of the  Series
                                          would   then  be   invested   in  such
                                          securities.
--------------------------------------    --------------------------------------

   Adoption of the proposed standardized operating policy would facilitate the Investment Manager's compliance program and would enable the Series to respond more promptly if purchase of the securities of unseasoned issuers becomes more desirable in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(J).

                                PROPOSAL NO. 3(K)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE OFFICERS AND DIRECTORS
          OWN MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

   Each Series of the Fund, except Global, Enhanced Index, International, Select 25 and Small Company Series, currently is subject to a fundamental investment limitation concerning purchasing the securities of an issuer if the officers and directors of the Fund, Underwriter, or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities. The Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation.

   This limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Series for sale. The Series are no longer subject to such requirements. The Investment Manager recommends that this fundamental investment limitation be eliminated because, while it has not precluded investments in the past, its elimination could increase the Series' flexibility when choosing investments in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(K).

                                PROPOSAL NO. 3(L)
            TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
                CONCERNING THE OFFICERS OR DIRECTORS OF THE FUND,
                 THE UNDERWRITER OR MANAGER PURCHASING SHARES OF
                   THE FUND, EXCEPT AT CURRENT NET ASSET VALUE

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning officers and directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value. The current fundamental investment limitation is as follows: "Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value."

   The Investment Manager recommends eliminating this fundamental limitation primarily in the interests of making it conform to limitations that are expected to become standard for all funds managed by the Investment Manager. The Investment Manager further believes that this limitation is not necessary as purchases of the Fund at other than the current net asset value, next computed after receipt of an order to purchase, are not permitted under the Investment Company Act of 1940. As a result, eliminating this fundamental investment limitation is unlikely to affect the Fund's operations. The Board of Directors believes that efforts to standardize operating policies will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(L).

                                PROPOSAL NO. 3(M)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                    CONCERNING BUYING OR SELLING REAL ESTATE

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in real estate, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Global, Enhanced Index, International, and Select 25 Series of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to own, buy or sell real estate. Not to purchase or sell real estate (This policy shall not prevent any of unless acquired as a result of the Series from investing in ownership of securities or other securities or other instruments backed instruments (but this shall not by real estate or in securities of prevent a Series from investment in companies engaged in the real estate securities or other instruments backed
business.)                                by  real  estate  or   securities   of
                                          companies  engaged in the real  estate
                                          business).
--------------------------------------    --------------------------------------

   The Series have interpreted this fundamental investment limitation to allow the purchase of securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The proposed investment limitation makes explicit this interpretation and also specifically permits the Series to sell real estate acquired as a result of ownership of securities or other instruments. The Investment Manager considers direct ownership of real estate as a result of ownership of securities or other instruments to be a remote possibility. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(M).

                                PROPOSAL NO. 3(N)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                 CONCERNING COMMODITIES OR COMMODITIES CONTRACTS

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in commodities or commodity contracts, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Global, Enhanced Index, International, and Select 25 Series of the Fund).

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to own, buy or sell commodities or    Not  to  purchase  or  sell   physical
commodity contracts.                      commodities,  except  that the  Series
                                          may enter into futures  contracts  and
                                          options thereon.
--------------------------------------    --------------------------------------

   The Series have interpreted the fundamental policy limitation concerning commodities to allow investment in financial futures contracts and options thereon. The proposed amendment of this fundamental policy limitation modernizes the language to reflect this interpretation but does not change the Series' approach to investing in commodities. The Series do not intend to engage in the buying or selling of physical commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(N).

                                PROPOSAL NO. 3(O)
            TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
                       CONCERNING INVESTMENT IN WARRANTS.

   Equity Series of the Fund currently is subject to a fundamental investment limitation concerning warrants, and the Investment Manager recommends that stockholders approve elimination of this fundamental investment limitation. If the Proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to invest in warrants unless As an operating policy, the Series may acquired as a unit or attached to not invest more than 5% of the value
other securities.                         of  the   Series'   total   assets  in
                                          warrants,  valued at the lower of cost
                                          or market. Included within that amount
                                          (but not to  exceed 2% of the value of
                                          the  Series'   total  assets)  may  be
                                          warrants  which are not  listed on the
                                          New York or American Stock  Exchanges.
                                          Warrants  acquired  by the  Series  in
                                          units or attached to securities may be
                                          deemed to be without value.
--------------------------------------    --------------------------------------

   Elimination of this fundamental investment limitation is unlikely to affect the Fund's investment techniques at this time. If approved, the Board of Directors, however, could amend the operating policy in the future to permit the Fund to invest a greater portion of its assets in warrants. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. A warrant ceases to have value if it is not exercised prior to its expiration date.

   The Investment Manager recommends eliminating this fundamental limitation primarily in the interests of making the Fund's limitations conform to those that are expected to become standard for all funds managed by the Investment Manager. The Board of Directors believes that efforts to standardize investment limitations will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(O).

                                PROPOSAL NO. 3(P)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                        CONCERNING RESTRICTED SECURITIES

   Equity Series of the Fund currently is subject to a fundamental investment limitation concerning restricted securities, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to invest more than 10% of its As an operating policy, the Series may total assets in restricted securities. not invest more than 10% of its total
                                          assets   in   securities   which   are
                                          restricted as to disposition under the
                                          federal  securities laws,  except that
                                          the Series may purchase without regard
                                          to    this    limitation    restricted
                                          securities   which  are  eligible  for
                                          resale pursuant to Rule 144A under the
                                          Securities  Act  of  1933  (the  "1933
                                          Act").
--------------------------------------    --------------------------------------

   The Series' current fundamental limitation limits investment in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Series may be obligated to pay all or part of the registration expenses, and a considerable period of time may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell.

   THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED OPERATING POLICY IS IN THE BEST INTERESTS OF STOCKHOLDERS BECAUSE OF THE BENEFITS OF STANDARDIZED LIMITATIONS AND THE FLEXIBILITY TO RESPOND MORE PROMPTLY IF INCREASED INVESTMENT IN RESTRICTED SECURITIES WOULD BE BENEFICIAL TO THE SERIES IN THE FUTURE. The Board of Directors proposes to limit investment in restricted securities to 10% of the Series' total assets, provided that there would be no limit on investment in securities that are eligible for resale pursuant to Rule 144A. Rule 144A permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Manager under the direction of the Board of Directors would determine whether securities purchased under Rule 144A are illiquid and therefore subject to the Series' restriction of investing no more than 15% of its total assets in illiquid securities. Increased investment in restricted securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(P).

                                PROPOSAL NO. 3(Q)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
           CONCERNING INVESTMENT IN PUTS, CALLS, STRADDLES OR SPREADS

   Equity Series of the Fund currently is subject to a fundamental investment limitation concerning investment in puts, calls, straddles, spreads or a combination thereof, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not  to  invest  more  than  2% of its    As an operating policy, the Series may
total assets in puts, calls, buy and sell exchange-traded and straddles, spreads, or any combination over-the-counter put and call options,
thereof.                                  including  index  options,  securities
                                          options,  currency options and options
                                          on  futures,  provided  that a call or
                                          put may be  purchased  only  if  after
                                          such  purchase,  the value of all call
                                          and put options  held by a Series will
                                          not  exceed  5% of the  Series'  total
                                          assets.  The  Series  may  write  only
                                          covered put and call options.
--------------------------------------    --------------------------------------

   A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, the Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series' portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

   The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Series' ability to close out options it has written.

   A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series will write only covered put options, which means that a Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times in which the put option is outstanding. By writing a put option, the Series will assume the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

   Options can be highly volatile and could result in reduction of the Series' total return, and the Series' attempt to use such investments for hedging purposes may not be successful. Losses from options could be significant if the Series were unable to close out its position due to distortions in the market or lack of liquidity.

   The use of options involves investment risks and transaction costs to which the Series would not be subject absent the use of options. If the Investment Manager seeks to protect the Series against potential adverse movements in the securities, currency or interest rate markets using options, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use options strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

   The Board of Directors has considered the risks associated with investment in options and believes that the use of options may be beneficial to the Series under certain circumstances. The Board of Directors further believes that adoption of standardized operating policies will contribute to the overall objectives of standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(Q).

                                PROPOSAL NO. 3(R)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
              CONCERNING INVESTMENT IN OIL, GAS, MINERAL LEASES OR
                 OTHER MINERAL EXPLORATION DEVELOPMENT PROGRAMS

   Each Series of the Fund, except Global, Enhanced Index, International, Select 25, and Small Company Series, currently is subject to a fundamental investment limitation concerning investment in limited partnerships or similar interests in oil, gas, mineral leases or mineral exploration or development programs, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------    --------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------    --------------------------------------
Not to invest in limited partnerships As an operating policy, the Series do or similar interests in oil, gas, not currently intend to invest in oil, mineral leases or other mineral gas, mineral leases or other mineral
exploration    development   programs;    exploration or development programs.
provided, however, that the Series may
invest  in  the  securities  of  other
corporations  whose activities include
such exploration and development.
--------------------------------------    --------------------------------------

   The proposed change would not currently affect the Series. Adoption of a standardized operating policy would, however, facilitate the Investment Manager's compliance efforts and would enable the Series to respond more promptly in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(R).

                                  REQUIRED VOTE

   Each of Proposal Nos. 3(a) through 3(r) will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares.

   Each change that is approved by stockholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit A. For any change that is not approved by a majority vote of a Series shares, the Series' current investment limitation, as set forth in the applicable sub-portion of Proposal 3, would remain unchanged with respect to that Series. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Series, as set forth in Proposal No. 3, are in the best interests of stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL OF THE CHANGES SET FORTH IN PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
             APPROVAL OF AN ARRANGEMENT AND NEW INVESTMENT ADVISORY
          CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC,
            WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY
                     AGREEMENTS WITHOUT STOCKHOLDER APPROVAL

   The Board of Directors of the Fund recommends the approval of an arrangement, along with a new Investment Advisory Contract, that together would permit SMC, subject to Board approval, to enter into and/or amend sub-advisory agreements without obtaining the approval of Fund stockholders.

   The Fund currently issues its shares in nine separate series (each a "Series"). If the proposal were approved, SMC on behalf of the Fund, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory contract; including the Fund's sub-advisers for the following
Series:

            -------------------------------------------------------
                  SERIES                     SUB-ADVISER
            -------------------------------------------------------
                                   OppenheimerFunds, Inc.
            Global                 Two World Trade Center
                                   New York, New York 10048
            -------------------------------------------------------
                                   Bankers Trust Company
            Enhanced Index and     One Bankers Trust Plaza
            International          New York, New York 10006
            -------------------------------------------------------
                                   Strong Capital Management, Inc.
            Small Company          900 Heritage Reserve
                                   Menomonee Falls, Wisconsin 53051
            -------------------------------------------------------

   SMC has engaged each of the above-named Sub-Advisers to provide investment advisory services to the Fund pursuant to sub-advisory agreements entered individually with each Sub-Adviser. SMC has no present intention to change any of the Series' sub-advisers or its current sub-advisory agreements.

   Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by stockholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Fund, should SMC and the Board determine to appoint one or more sub-advisers in the future. In order to obtain stockholder approval in accordance with Section 15(a) of the 1940 Act, the Fund would have to prepare and distribute proxy materials and hold a special meeting of stockholders, causing it to incur costs and delays in implementing contracts with sub-advisers. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the stockholder approval requirements. SMC and the Fund have applied for such an exemption. If the exemption is granted and the proposal is approved, any sub-advisory agreement entered into would continue to require the approval of a majority of the Board, including a majority of the Directors who are not "interested persons" of the Fund or SMC (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of the Fund and its investors, authorize SMC to hire or replace one or more sub-advisers, or change the terms of sub-advisory agreements without the approval of stockholders.

   The Board has approved the submission of an application to the SEC for an order exempting the Fund from the requirement of the 1940 Act that stockholders approve sub-advisory agreements or amendments thereto. On November 30, 1999, the Board met to consider placing this proposal on the agenda for the stockholder meeting. After consideration of information about the proposal that was provided by SMC (including the information contained in the exemptive application), the Board concluded that the proposal is reasonable, fair, and in the best interest of the Fund and its stockholders. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by stockholders. As noted above, this proposal also involves the consideration of a new Investment Advisory Contract between the Fund and SMC. Proposal No. 5, the Brokerage Enhancement Plan, if approved, would also necessitate certain changes to the existing investment advisory contract. Refer to Proposal No. 5 for specific changes which would be made to the Investment Advisory Contract in connection with the Brokerage Enhancement Plan. The new contract recognizes the fact that SMC may , with Board approval, retain the services of one or more sub-advisers, replace sub-advisers or amend sub-advisory contracts as contemplated in this proposal. The new Investment Advisory Contract does NOT provide for any increase in the investment advisory fee paid to SMC. The existing and new Investment Advisory Contracts are described in more detail below under the headings "Existing Investment Advisory Contract" and "New Investment Advisory Contract," respectively.

   The Board now seeks the approval of Fund stockholders which would: (i) authorize SMC on behalf of the Fund to enter into sub-advisory agreements or amend such agreements without obtaining stockholder approval; and (ii) approve the new Investment Advisory Contract between the Fund, with respect to all Series, except Capital Preservation Series, and SMC. The Fund's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting the Fund to do so.

                      BOARD CONSIDERATION OF PROPOSAL NO. 4

   At its November 30, 1999 meeting, the Board considered various information provided by SMC, including the information contained in the exemptive application submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of the Fund and its investors. Among the things considered by the Board in reaching this conclusion was that (i) the proposal would permit each Series of the Fund, other than Equity and Global Series, to avoid the costs and would permit all Series of the Fund to avoid the administrative burden and delays that would be incurred if the Fund was compelled to conduct a proxy solicitation each time SMC and the Board determine to hire a sub-adviser or amend a sub-advisory agreement; (ii) to the extent that SMC retains the services of a sub-adviser on behalf of the Fund, the sub-adviser plays a role analogous to that of an individual portfolio manager, thus making approval of the sub-advisory agreement less important to Fund stockholders; and (iii) the proposal would maintain important safeguards and protections for Fund stockholders. The information considered by the Board is discussed in greater detail below.

   Currently, in order to approve a sub-advisory agreement (including the requirement to re-approve a sub-advisory agreement that has been terminated as a result of an "assignment"), to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the Fund must obtain the approval of stockholders. Seeking this approval imposes costs on the Fund (except with respect to the Equity and Global Series where the cost is borne by SMC).. Some of these costs include printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Accordingly, the Board considered that the proposal would permit the Fund to minimize these expenses and administrative burdens. With respect to the Equity and Global Series, the Board considered the fact that approval of the proposal would relieve those Series of the administrative burden of calling and holding a stockholder meeting and soliciting stockholders in order to obtain a quorum.

   In addition, under the current arrangement, once SMC and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of stockholders, a delay may occur until the Fund can obtain the necessary approval of stockholders. Typically, it requires approximately three months to prepare a proxy solicitation, send it to stockholders, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and SMC to reduce or eliminate this delay.

   The second factor considered by the Board was the fact that, to the extent a Fund uses the services of one or more sub-advisers, the sub-adviser plays a role analogous to that of an individual portfolio manager employed by a typical mutual fund's investment adviser, making approval of sub-advisory agreements less important. In the case of a mutual fund that does not use a sub-adviser, the fund's investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals on its staff to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to stockholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual to the stockholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of stockholders.

   Under a structure where sub-advisers are used, the sub-adviser takes the place of the individual portfolio manager. The investment adviser has ultimate accountability for the performance of the sub-advisers. The Board believes that, should the Fund use the services of a sub-adviser, stockholders will expect SMC to select and retain sub-advisers who successfully meet the Fund's objectives and policies and replace those who do not. The Board further believes that, in such cases, stockholders will determine to rely on SMC's ability to select, monitor, and terminate sub-advisers.

   The third factor considered by the Board was that the proposal preserves certain protections and safeguards for the Fund and its stockholders. For example, although the proposal would authorize SMC on behalf of the Fund to enter into or amend sub-advisory agreements, any change in the investment advisory contract between the Fund and SMC , or the replacement of SMC itself, would continue to require approval of Fund stockholders. In addition, stockholders would receive the same information about sub-advisers as they currently would. In the event SMC, with the approval of the Board, determines to use the services of a sub-adviser or to replace a sub-adviser , stockholders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

                                 APPROVAL BY SEC

   As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit the Fund to use the authority to enter into or amend sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. The application for exemption contains conditions to which the order would be subject. The conditions are set forth in Exhibit B. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. The Fund will agree to such changes if the Board and SMC determine that it is in the best interests of the Fund and its stockholders to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Fund and its stockholders.

                                  REQUIRED VOTE

   The proposal will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   SMC currently serves as the investment adviser to the Series of the Fund pursuant to the terms of an Investment Advisory Contract dated January 31 , 1989, as amended (the "Existing Contract"). The Existing Contract was last approved by the Board of Directors of the Fund on November 30, 1999 and was last approved by Fund stockholders on December 8, 1988 and was last approved by Fund stockholders on the following dates:

      -------------------------------------------------------------------
                           SERIES                              DATE
      -------------------------------------------------------------------
      Equity .........................................   December 8, 1988
      Global .........................................   October 1, 1993
      Total Return ...................................   April 18, 1995
      Social Awareness ...............................   October 31, 1996
      Value ..........................................   April 29, 1997
      Small Company ..................................   October 14, 1997
      Enhanced Index, International, and Select 25 ...   January 27, 1999
      -------------------------------------------------------------------

   The Existing Contract has not been submitted to stockholders for approval since the dates referenced above. Unless superseded by the proposed new Investment Advisory Contract, in connection with either this Proposal or Proposal No. 5, the Existing Contract will continue in effect until January 1, 2001, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Existing Contract, SMC furnishes the Equity Series and the Global Series of the Fund with investment research and advice and an investment program as well as general administrative, fund accounting, transfer agency and dividend disbursing services, services of independent accountants, legal counsel, custodial services and printing (the "Bundled Services") all for a single fee. With respect to the other Series of the Fund, SMC provides investment research, investment advice and an investment program (collectively, "Investment Advice") for one fee, and charges another fee for general administrative, fund accounting, transfer agency and dividend disbursing services. In addition, with respect to all Series of the Fund SMC provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the SEC. Under the terms of the Existing Contract, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Existing Contract, however, shall protect SMC against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

   Under the Existing Contract SMC has agreed that, if the total annual expenses of any Series of the Fund, exclusive of interest, taxes, distribution fees paid under the Fund's Class B or Class C distribution plans, brokerage fees and extraordinary expenses, but inclusive of its own investment advisory fee, exceeds any expense limitation imposed by state securities law or regulation in any state in which shares are offered, SMC will contribute to such Series such funds or waive such portion of its fee as may be necessary to insure that the annual expenses of such Series will not exceed any such limitation. SMC has also agreed that if the total annual expenses of the Enhanced Index or Select 25 Series exceeds 1.75%, or if the total annual expenses of the International Series exceeds 2.25%, in each case exclusive of interest, taxes, distribution fees paid under those Series' Class A, B or C distribution plans, extraordinary expenses and brokerage fees and commissions, but inclusive of SMC's own advisory fee, then SMC will waive or reimburse expenses in order to keep those Series' expenses at the specified level.

   In exchange for providing the Bundled Services to the Equity Series of the Fund, SMC receives a fee, equal on an annual basis to 2% of the first $10 million of the Series' average net assets, 1.5 % of the next $20 million of the average net assets and 1% of the remaining average net assets, determined daily and payable monthly. In exchange for providing the Bundled Services to the Global Series of the Fund, SMC receives a fee, equal on an annual basis to 2% of the first $70 million of the Series' average net assets and 1.5 % of the remaining average net assets, determined daily and payable monthly. In exchange for providing Investment Advice under the Existing Contract, SMC receives from:
(i) the Social Awareness, Value and Small Company Series of the Fund a fee, equal on an annual basis to 1% of those Series average daily net assets; (ii) the Total Return, Enhanced Index and Select 25 Series of the Fund a fee, equal on an annual basis to .75% of those Series average daily net assets; and (iii) the International Series of the Fund a fee, equal on an annual basis to 1.10% of the Series average daily net assets. These fees are computed daily and payable monthly. For these services, in the fiscal year ended September 30, 1999, SMC received from the Fund fees of $11,048,439 with respect to the Equity Series, $835,806 with respect to the Global Series, $67,956 with respect to the Total Return Series, $189,229 with respect to the Social Awareness Series, $258,906 with respect to the Value Series, $0 with respect to the Small Company Series, $82,418 with respect to the Enhanced Index Series, $95,115 with respect to the Select 25 Series and $44,906 with respect to the International Series. No brokerage commissions were paid by the Fund to an affiliated broker for the fiscal year ended September 30, 1999.

   The Existing Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SMC. The Existing Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   For the administrative and transfer agency services provided to the Total Return, Social Awareness, Value, Small Company, Enhanced Index and International Series of the Fund, SMC received, in the aggregate, $141,804 for administrative services and $103,641 for transfer agency services during the fiscal year ended September 30, 1999.

                      PROPOSED INVESTMENT ADVISORY CONTRACT

   SMC proposes to enter into a new Investment Advisory Contract (the "New Contract") with the Fund. The form of the New Contract is attached hereto as Exhibit C. The form of the New Contract was proposed by SMC and was approved on November 30, 1999, by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party). Other than the provisions relating to sub-advisory arrangements, and the provision relating to the ability of SMC to place the Fund's purchase and sale of portfolio securities with SMC's broker-dealer affiliate as discussed in connection with Proposal No. 5, there are no material differences between the Existing Contract and the New Contract. In particular, the New Contract does NOT provide for any increase in the investment advisory fee paid to SMC. It is expected that the New Contract will become effective on January 27, 2000, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Fund. If Proposal No. 4 is approved by stockholders, but Proposal No. 5 is not approved, the New Contract will be implemented without the provision allowing SMC to place purchase and sale transactions of portfolio securities with its affiliated broker-dealer. If Proposal No. 4 is not approved, but Proposal No. 5 is approved, the New Contract without the provision relating to sub-advisers, but with the provision allowing SMC to place securities transactions with its affiliated broker-dealer will be implemented. If neither Proposal is adopted, the Existing Contract will continue in effect in accordance with its terms.

   In approving the New Contract, and in recommending that stockholders approve the New Contract, the Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Fund by SMC; (2) SMC's past investment performance with respect to the Fund; (3) the costs of services to be provided by SMC; (4) the fact that the compensation payable to SMC by the Fund is the same under the New Contract as it is under the Existing Contract; (5) other sources of revenue accruing to SMC and its affiliates as a result of its relationship with the Fund, including any intangible benefits that accrue to SMC and its affiliates; (6) the Fund's expenses compared to other funds; and (7) such other factors as the Board deemed relevant. The Board gave equal weight to each of the above factors when considering approval of the New Contract. Based on the considerations above, the Board determined that the New Contract is in the best interests of the Fund and its stockholders.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   Security Distributors, Inc. ("SDI") is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of Security Benefit Group, Inc. ("SBG"), a holding company wholly owned by Security Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its members, SBL and SBG. SBL is wholly owned by Security Benefit Corp. (except for shares held by the Directors of SBL as required by Kansas law) and Security Benefit Corp. is wholly owned by Security Benefit Mutual Holding Company. The address of each of the foregoing companies is 700 SW Harrison Street, Topeka, Kansas 66636-0001. For the fiscal year ended September 30, 1999, the Fund paid $______ in Class A sales commissions to SDI.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS*          PRINCIPAL OCCUPATION                                  POSITION WITH SMC          POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank, 46**          President and Managing Member Representative, SMC;    President and Managing     Vice President
                                Senior Vice President, Security Benefit Group,        Member Representative      and Director
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland, 63             Senior Vice President and Managing Member             Senior Vice President      President and
                                Representative, SMC; Senior Vice President,           and Managing Member        Director
                                Security Benefit Group, Inc. and Security Benefit     Representative
                                Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank, 39             Senior Vice President and Portfolio Manager, SMC;     Senior Vice President      Vice President
                                Senior Vice President, Security Benefit Group,        and Portfolio Manager
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee, 38                  Secretary, SMC; Vice President, Associate General     Secretary                  Secretary
                                Counsel and Assistant Secretary, Security Benefit
                                Group, Inc. and Security Benefit Life Insurance
                                Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser, 39            Second Vice President and Portfolio Manager, SMC;     Second Vice President      Vice President
                                Second Vice President, Security Benefit Group,        and Portfolio Manager
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur, 38               Assistant Vice President and Portfolio Manager,       Assistant Vice             Vice President
                                SMC; Assistant Vice President, Security Benefit       President and
                                Group, Inc. and Security Benefit Life Insurance       Portfolio Manager
                                Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood, 35           Assistant Vice President and Treasurer, SMC;          Assistant Vice             Treasurer
                                Assistant Vice President, Security Benefit Group,     President and Treasurer
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard, 34     Assistant Secretary, SMC; Assistant Vice President    Assistant Secretary        Assistant Secretary
                                and Assistant Counsel, Security Benefit Group,
                                Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

 *All located at 700 SW Harrison Street, Topeka, KS 66636-0001 unless otherwise noted.
**Principal executive officer

------------------------------------------------------------------------------------------------------------------------------------

   SMC acts as investment adviser for certain other mutual funds with investment objectives similar to the investment objectives of certain Series of the Fund. Set forth below are the names of the applicable Series of the Fund, the name of the other similar mutual fund, information concerning the similar funds' net assets as of November 30, 1999 and the fees paid to SMC for its services to the other mutual fund.

-------------------------------------------------------------------------------------------------------------
                                                                                              ANNUAL RATE OF
                                                                           NET ASSETS OF     COMPENSATION FOR
             SERIES OF FUND NAME                  NAME OF SIMILAR FUND      SIMILAR FUND       SIMILAR FUND
-------------------------------------------------------------------------------------------------------------
Security Equity Fund, Equity Series                SBL Fund, Series A       $                               %
Security Equity Fund, Global Series                SBL Fund, Series D
Security Equity Fund, Value Series                 SBL Fund, Series V
Security Equity Fund, Social Awareness Series      SBL Fund, Series S
Security Equity Fund, Small Company Series         SBL Fund, Series X
Security Equity Fund, Enhanced Index Series        SBL Fund, Series H
Security Equity Fund, Select 25 Series             SBL Fund, Series Y
Security Equity Fund, International Series         SBL Fund, Series I
-------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.

------------------------------------------------------------------------------------------
                            NUMBER OF SHARES BENEFICIALLY OWNED AS
                            OF NOVEMBER 30, 1999 BY ALL DIRECTORS
          SERIES              AND EXECUTIVE OFFICERS AS A GROUP        PERCENTAGE OF CLASS
------------------------------------------------------------------------------------------
                                  CLASS A            CLASS B           CLASS A     CLASS B
Equity Series                                                                %           %
Global Series                                                                %           %
Value Series                                                                 %           %
Social Awareness Series                                                      %           %
Small Company Series                                                         %           %
Enhanced Index Series                                                        %           %
Select 25 Series                                                             %           %
International Series                                                         %           %
------------------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of November 30, 1999, except as shown in the above chart.
------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 5
              TO APPROVE OR DISAPPROVE A BROKERAGE ENHANCEMENT PLAN
             PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT
              OF 1940, AND A NEW INVESTMENT ADVISORY CONTRACT THAT
                  WOULD PERMIT THE IMPLEMENTATION OF THE PLAN.

            INTRODUCTION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

   At a meeting of the Board of Directors of the Fund (the "Board") held on November 30, 1999, the Board, including the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plan, unanimously voted to approve a Brokerage Enhancement Plan (the "Plan") and a new investment advisory contract that would permit the implementation of the Plan. The Plan is intended to assist in promoting the sale of the Fund's shares by providing the Fund's distributor, Security Distributors, Inc. (the "Distributor") with further resources. The Board recommends that the stockholders of the Fund approve the Plan. A copy of the Plan may be found in Exhibit D.

                             DESCRIPTION OF THE PLAN

   Under the Plan, neither the Fund nor any Series would incur any new fees or charges. In summary, the Plan would authorize the Fund to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to the Distributor, or other introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Fund shares; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used to promote the distribution of Fund shares. Under the Plan, neither the Fund nor any Series would incur any new fees or charges. The Distributor, an affiliate of SMC, is the principal underwriter of the Fund.

   Under the Plan, the Distributor would be authorized to direct that the Investment Manager or a Sub-Advisor, if any, subject to the requirement to seek best price and execution, effect brokerage transactions in portfolio securities through broker-dealers in a manner that will help promote the sale of the Fund's shares. It is anticipated that activities or services which will be procured through the expenditure of Brokerage Payments and Brokerage Credits will include:

*  Developing,  preparing,  printing,  and  mailing  of  advertisements,   sales
   literature and other promotional material describing and/or relating to the Fund or its Series.

*  Printing  and  mailing  of  Fund   prospectuses,   statements  of  additional
   information, any supplements thereto and shareholder reports for existing and prospective stockholders.

* Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Fund or the Series, including materials intended either for broker-dealer only use or for retail use.

* Providing information about the Fund, its Series or mutual funds in general, to registered representatives of broker-dealers.

* Providing assistance to broker-dealers that are conducting due diligence on the Fund or any of its Series.

* Payment of Marketing Fees requested by broker-dealers who sell shares of the Fund.

* Obtaining information and providing explanations to stockholders regarding the Series' investments and policies and other information about the Fund and its Series, including the performance of the Series.

*  Training sales personnel regarding sales of the Fund and its Series.

*  Personal service and/or maintenance of stockholder accounts.

*  Payment of commissions to broker-dealers who sell shares of the Fund.

* Financing any other activity that is intended to result in the sale of Fund shares.

   The Distributor may also use amounts generated under the Plan to defray legal and administrative costs associated with implementation of the Plan.

   The Plan permits Brokerage Payments and Brokerage Credits generated by securities transactions from one Series to inure to the benefit of that Series, any other Series, or to the Fund as a whole.

   The Distributor will be obligated to use all of the Brokerage Payments and Brokerage Credits generated under the Plan for distribution expenses, except for a small amount which may be used to defray the costs associated with implementing the Plan, including the Distributor's costs associated with becoming and acting as an introducing broker-dealer under the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.
However, the Distributor could indirectly benefit from the Plan in that Brokerage Payments and Brokerage Credits generated under the Plan may help defray, in whole or in part, distribution expenses that may otherwise be borne by the Distributor in distributing the Fund.

   The Distributor, on behalf of the Fund, may take appropriate actions to effect the purposes of the Plan, including, but not limited to, directing the Investment Manager or a Sub-Advisor, if any, to allocate transactions for the purchase or sale of portfolio securities to particular broker-dealers, including the Distributor or other affiliated broker-dealers, in the manner described in the Plan. The Distributor does not currently provide brokerage services, but in connection with the implementation of the Plan is taking steps to become an introducing broker. When directing the Investment Manager to allocate purchase or sale transactions to broker-dealers under the Plan, the Fund will continue to be subject to those standards of best price and best execution set forth in the Fund's registration statement.

   The Plan requires that it be approved, with respect to each Series, by a vote of at least a majority of the outstanding voting securities of that Series. The Plan also provides that it is subject to an annual renewal by the Board, including the Independent Directors who do not have any direct or indirect financial interest in the operation of the Plan (the "Plan Directors"). The Plan also provides that the Distributor provide the Board with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan may be terminated at any time by a vote of the Board, by the vote of a majority of the Plan Directors or, with respect to a Series, by a vote of a majority of the outstanding voting securities of such Series. All material Plan amendments must be approved by a majority vote of the Board, including a majority of the Plan Directors.

                         BOARD CONSIDERATION OF THE PLAN

   The Board, including all of the Plan Directors, has voted to approve the Plan and to recommend to stockholders that they vote to approve the Plan.

   The Board has determined that adoption of the Plan is in the best interests of the Fund and its stockholders and that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. In making these determinations, the Board considered a number of factors. The Board noted that the Plan would help promote the sale of the Fund's shares without the Fund or its Series bearing any direct additional expenses of the type normally associated with distribution plans for mutual funds. Moreover, the Board considered that the Series of the Fund will continue to incur expenses for securities transactions, including commissions, regardless of whether the Plan is adopted. In general, apart from the execution provided, the brokerage expenses incurred by the Series currently do not directly benefit the Series, except to the extent that executing brokers provide research services to the Investment Manager. Under the Plan, the Series could benefit from its brokerage if it helps generate increased assets.

   The Board also considered that the Plan could help the Distributor to maintain or enhance the distribution system in place for the Fund. The Board considered a report from the Investment Manager that implementation of the Plan is not likely to increase the brokerage expenses of the Series. The Board noted that further promotion of the Fund could result in an increase in the Fund's assets, thereby promoting greater economies of scale and decreasing the Series' per-share operating expenses.

   The Board also considered the benefits of the Plan to the Investment Manager and the Distributor. In particular, the Board considered that an increase in the Series' assets would increase the advisory fees paid to the Investment Manager, and that payment of distribution expenses with Brokerage Payments and Brokerage Credits could reduce the need for the Distributor to pay such expenses out of its own resources.

                        THE INVESTMENT ADVISORY CONTRACT

   The successful implementation of the Plan as recommended by the Board also necessitates certain changes to the Fund's Investment Advisory Contract with the Investment Manager. Moreover, as noted in connection with the discussion of Proposal No. 4, that Proposal also requires that certain changes be made to the Investment Advisory Contract. For a discussion of the Existing Contract, the New Contract, the Investment Manager and Distributor, refer to Proposal No. 4. A form of the New Contract is attached hereto as Exhibit C.

   The Existing Contract contains a provision which provides that, if the Investment Manager or any affiliate (which would include the Distributor) receives any cash credits, commissions or tender fees in connection with transactions in portfolio securities of the Fund, the Investment Manager must immediately pay such amounts to the Fund in cash or as a credit against the Investment Manager's fee. As noted above, under the terms of the Plan, the Distributor may receive brokerage commissions as an introducing broker in connection with the Fund's portfolio transactions. Accordingly, in order to permit the Plan to operate in the manner contemplated, the provision of the Existing Contract stating that commissions must be paid to the Fund or used to reduce the advisory fee, must be removed. If Proposal No. 5 is approved by stockholders, the New Contract with this provision omitted will be adopted. If Proposal No. 5 is not approved by stockholders, but Proposal No. 4 is approved, the New Contract will be adopted, but the above-referenced provision will remain a part of the New Contract. If neither Proposal is approved by stockholders, the Existing Contract will continue in effect according to its terms. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 5.

                                  REQUIRED VOTE

   Approval of the Plan with respect to a Series requires the vote of a majority of the outstanding shares of that Series that are eligible to vote at the meeting. For purposes of this proposal, with respect to each Series, majority means the lesser of (a) 67% or more of the shares of that Series present at the meeting, if 50% or more of the shares of the Fund are represented in person or by proxy; or (b) 50% or more of the shares of such Series.

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended September 30, 1999.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

      PROPOSED FUNDAMENTAL INVESTMENT LIMITATIONS FOR SECURITY EQUITY FUND


1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided that this limitation applies only with respect to 75% of a Series' total assets.

2. Not to purchase a security if, as a result, with respect to 75% of the value of a Series' total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. Not to act as underwriter of securities issued by others, except to the extent that a Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

4.  Not to borrow in excess of 33 1/3% of a Series' total assets.

5. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Series' total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

6. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

7. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Series from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8. Not to purchase or sell physical commodities, except that a Series may enter into futures contracts and options thereon.

9. Not to invest 25% or more of a Series' total assets in a particular industry.

                                    EXHIBIT B

               CONDITIONS PROPOSED BY THE FUND AND SMC TO THE SEC
                AS PART OF THEIR APPLICATION FOR EXEMPTIVE RELIEF

1. No Fund will enter into a subadvisory agreement with an Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, then pursuant to voting instructions by the unitholders of the sub-account).

2. At all times, a majority of each Funds' Board will be persons who are Independent Directors, and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

3.  When a change  of  Subadviser  is  proposed  for a Fund  with an  Affiliated
    Subadviser, the Fund's Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Fund's Board minutes, that such change of Subadviser is in the best interests of the Fund and its shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, in the best interests of the Fund and the unitholders of any sub-account) and that the change does not involve a conflict of interest from which SMC or the Affiliated Subadviser derives an inappropriate advantage.

4. SMC will provide management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund, and, subject to review and approval by the applicable Fund's Board will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Subadvisers to manage all or a part of a Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple
    Subadvisers; (d) monitor and evaluate the investment performance of Subadvisers; and (e) implement procedures reasonably designed to ensure that the Subadvisers comply with the relevant Fund's investment objectives, policies, and restrictions.

5. Within 90 days of the hiring of any new Subadviser, SMC will furnish shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, SMC will furnish the unit holders of the sub-account) with respect to the appropriate Fund with all information about the new Subadviser that would be included in a proxy statement. Such information will include any changes caused by the addition of a new Subadviser. To meet this condition, SMC will provide shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, then by providing unitholders of the sub-account) with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

6. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance and effect of any order granted pursuant to this application. In addition, any such Fund will hold itself out as employing the management structure described in the application. The prospectus will prominently disclose that SMC has ultimate responsibility to oversee the Subadvisers and recommend their hiring, termination, and replacement.

7. Before a Fund may rely on the order, the operation of the Fund in the manner described in the application will be approved by a majority of the Fund's outstanding voting securities (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account), as defined in the 1940 Act, or in the case of a new Fund whose public shareholders (or variable contract owners through a separate account) purchase shares on the basis of a prospectus(es) containing the disclosure contemplated by Condition 6 above, by the sole initial shareholder(s) before the shares of such Fund are offered to the public (or the variable contract owners through a separate account).

                                    EXHIBIT C

                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

   This Agreement, made and entered into this 27th day of January, 2000, by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (hereinafter referred to as "SMC");

   WITNESSETH:

   WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

   WHEREAS, SMC is willing to provide investment research and advice, general administrative, fund accounting, transfer agency, and dividend disbursing services to the Fund on the terms and conditions hereinafter set forth and to arrange for the provision of all other services (except for those services specifically excluded in this Agreement) required by the Fund, including custodial, legal, auditing and printing;

   NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

   1. EMPLOYMENT OF SMC. The Fund hereby employs SMC to (a) act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein; (b) provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference; and (c) arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to services of independent accountants, legal counsel, custodial services and printing. SMC may, in accordance with all applicable legal requirements, engage the services of other persons or entities, regardless of any affiliation with SMC, to provide services to the Fund under this Agreement. SMC shall bear the expense of providing such other services to the Equity and Global Series. Total Return Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series shall bear the expense of such other services and all other expenses of the Series. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify and shall use reasonable care in selecting and monitoring the performance of third parties, who perform services for the Fund. SMC shall not guarantee the performance of such persons.

   SMC hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

   2.  ALLOCATION OF EXPENSES AND CHARGES.

       (a) EXPENSES OF SMC. SMC shall pay all expenses in connection with the performance of its services under this Agreement, including with respect to the Equity and Global Series, all fees and charges of third parties providing services to the Fund, whether or not such expenses are billed to SMC or the Fund, except as provided otherwise herein.

       (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SMC for the payment of the following described expenses of the Fund whether or not billed to the Fund, SMC or any related entity:

              (i)  brokerage fees and commissions;

             (ii)  taxes;

            (iii)  interest expenses;

             (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

              (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans.

   and, in addition to those expenses set forth above, Total Return Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series shall pay all expenses of the Series whether or not billed to the Fund, SMC or any related entity, including, but not limited to the following: Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stockholder and other meetings; and expenses of maintaining the Fund's corporate existence. Notwithstanding the foregoing, SMC shall pay all expenses related to the initial registration and qualification of the Class C shares of Total Return Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series and Select 25 Series, under the Blue Sky laws of the states where such class of stock is offered.

       (c) EXPENSE CAP. For each of the Fund's full fiscal years this Agreement remains in force, SMC agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of SMC's compensation, exceeds the amount set forth below (the "Expense Cap"), SMC will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

       Expense Cap
       International Series, Class A, B and C shares - 2.25%
       Enhanced Index Series, Class A, B and C shares - 1.75%
       Select 25 Series, Class A, B and C shares - 1.75%

   3.  COMPENSATION OF SMC.

       (a) As compensation for the services to be rendered by SMC to Equity Series and Global Series as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay SMC an annual fee equal to (1) 2 percent of the first $10 million of the average daily net assets, 1 1/2 percent of the next $20 million of the average daily net assets, and 1 percent of the remaining average daily net assets of the Equity Series of the Fund for any fiscal year, and (2) 2 percent of the first $70 million of the average daily net assets and 1 1/2 percent of the remaining average daily net assets of the Global Series of the Fund for any fiscal year. Such fees shall be determined daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to Social Awareness Series, Value Series and Small Company Series, for each of the years this Agreement is in effect, the Social Awareness Series, Value Series and Small Company Series shall each pay SMC an annual fee equal to 1% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to International Series for each of the years this Agreement is in effect, the International Series shall pay SMC an annual fee equal to 1.10% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to Total Return Series, Enhanced Index Series and Select 25 Series for each of the years this Agreement is in effect, the Total Return Series, Enhanced Index Series and Select 25 Series shall each pay SMC an annual fee equal to .75% of their respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC to International Series, the International Series shall pay SMC an annual fee equal to .05% of the average daily net assets of International Series, plus the greater of .10% of its average daily net assets or (i) $30,000 in the year ended January 31, 2000; (ii) $45,000 in the year ending January 31, 2001 and (iii) $60,000 thereafter. Such fees shall be calculated daily and payable monthly. As compensation for the administrative services to be rendered by SMC to Total Return Series, Social Awareness Series, Value Series, Small Company Series, Enhanced Index Series and Select 25 Series, each such Series shall pay SMC an annual fee equal to .09% of their respective average daily net assets. Such fees shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SMC's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

       For transfer agency services provided by SMC to Total Return Series, Social Awareness Series, Value Series, Small Company Series, International Series, Enhanced Index Series, and Select 25 Series, each such Series shall pay a Maintenance Fee of $8.00 per account, a Transaction Fee of $1.00 per account and a Dividend Fee of $1.00 per account.

       (b) For each of the Fund's fiscal years this Agreement remains in force, SMC agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of SMC's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, SMC will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

   4.  INVESTMENT ADVISORY DUTIES.

       (a) INVESTMENT ADVICE. SMC shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by SMC to the Fund under this paragraph 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. SMC shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

       (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, SMC is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by SMC. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, SMC may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected series.

       (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

            (i) Transactions in portfolio securities shall be effected by SMC, through brokers or otherwise (including affiliated brokers), in the manner permitted in this paragraph 4 and in such manner as SMC shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

            (ii)  In reaching  a judgment  relative  to the  qualification  of a broker to obtain the best execution of a particular transaction, SMC may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

            (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus or Statement of Additional Information, SMC is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the SMC. Such allocations shall be in such amounts and proportions as SMC may determine. If the transaction is directed to a broker providing brokerage and research services to SMC, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if SMC shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of SMC with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

            (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, SMC shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

            (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of SMC, better price or execution can be obtained by utilizing the services of a broker.

       (d) LIMITATION OF LIABILITY OF SMC WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as SMC shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, SMC shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect SMC against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this paragraph
   4. As used in this paragraph 4, "SMC" shall include directors, officers and employees of SMC, as well as SMC itself.

   5.  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES.

       (a) RESPONSIBILITIES OF SMC. SMC will provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this Agreement by reference. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform such services in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify, and otherwise perform such services in an accurate, timely, and efficient manner.

       (b) INSURANCE. The Fund and SMC agree to procure and maintain, separately or as joint insureds with themselves, their directors, employees, agents and others, and other investment companies for which SMC acts as investment adviser and transfer agent, a policy or policies of insurance against loss arising from breaches of trust, errors and omissions, and a fidelity bond meeting the requirements of the 1940 Act, in the amounts and with such deductibles as may be agreed upon from time to time. SMC shall be solely responsible for the payment of premiums due for such policies.

       (c)  REGISTRATION AND COMPLIANCE.

            (i) SMC represents that as of the date of this Agreement it is registered as a transfer agent with the Securities and Exchange Commission ("SEC") pursuant to Subsection 17A of the Securities and Exchange Act of 1934 and the rules and regulations thereunder, and agrees to maintain said registration and comply with all of the requirements of said Act, rules and regulations so long as this Agreement remains in force.

            (ii) The Fund represents that it is a diversified management investment company registered with the SEC in accordance with the 1940 Act and the rules and regulations thereunder, and authorized to sell its shares pursuant to said Act, the 1933 Act and the rules and regulations thereunder.

       (d) LIABILITY AND INDEMNIFICATION WITH RESPECT TO RENDERING ADMINISTRATIVE AND TRANSFER AGENCY SERVICES. SMC shall be liable for any actual losses, claims, damages or expenses (including any reasonable counsel fees and expenses) resulting from SMC's bad faith, willful misfeasance, reckless disregard of its obligations and duties, negligence or failure to properly perform any of its responsibilities or duties under this Section 5. SMC shall not be liable and shall be indemnified and held harmless by the Fund, for any claim, demand or action brought against it arising out of or in connection with:

            (i) The bad faith, willful misfeasance, reckless disregard of its duties or negligence by the Board of Directors of the Fund, or SMC's acting upon any instructions properly executed or and authorized by the Board of Directors of the Fund;

            (ii) SMC acting in reliance upon advice given by independent counsel retained by the Board of Directors of the Fund.

       In the event that SMC requests the Fund to indemnify or hold it harmless hereunder, SMC shall use its best efforts to inform the Fund of the relevant facts concerning the matter in question. SMC shall use reasonable care to identify and promptly notify the Fund concerning any matter which presents, or appears likely to present, a claim for indemnification against the Fund.

       The Fund shall have the election of defending SMC against any claim which may be the subject of indemnification hereunder. In the event the Fund so elects, it will so notify SMC and thereupon the Fund shall take over defenses of the claim, and if so requested by the Fund, SMC shall incur no further legal or other claims related thereto for which it would be entitled to indemnity hereunder provided, however, that nothing herein contained shall prevent SMC from retaining, at its own expense, counsel to defend any claim. Except with the Fund's prior consent, SMC shall in no event confess any claim or make any compromise in any matter in which the Fund will be asked to indemnify or hold SMC harmless hereunder.

       PUNITIVE DAMAGES. SMC shall not be liable to the Fund, or any third party, for punitive, exemplary, indirect, special or consequential damages (even if SMC has been advised of the possibility of such damage) arising from its obligations and the services provided under this paragraph 5, including but not limited to loss of profits, loss of use of the shareholder accounting system, cost of capital and expenses of substitute facilities, programs or services.

       FORCE MAJEURE. Anything in this paragraph 5 to the contrary notwithstanding, SMC shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, earthquake, acts of God, insurrection, war, riot, failure of communication or interruption.

       (e) DELEGATION OF DUTIES. SMC may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement, to an affiliated company, whether or not by formal written agreement, or to any third party, provided that such arrangement with a third party has been approved by the Board of Directors of the Fund. SMC shall, however, retain ultimate responsibility to the Fund and shall implement such reasonable procedures as may be necessary for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this Agreement.

   6. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent SMC or any officer thereof from acting as investment adviser, administrator or transfer agent for any other person, firm or corporation, nor shall it in any way limit or restrict SMC or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that SMC expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that SMC acts as investment adviser, administrator and transfer agent to other investment companies, and it expressly consents to SMC acting as such; provided, however, that if in the opinion of SMC, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

   7. AMENDMENT. This Agreement and the schedules forming a part hereof may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SMC's obligations hereunder shall be subject to SMC's approval, which shall not be unreasonably withheld.

   8. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on January 27, 2000, provided that on or before that date it has been approved by the holders of a majority of the outstanding voting securities of each series of the Fund. This Agreement shall continue in force until January 27, 2002, and for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval, or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act). In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund.

   Upon this Agreement becoming effective, any previous Agreement between the Fund and SMC providing for investment advisory, administrative or transfer agency services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

   This Agreement may be terminated at any time as to any series of the Fund without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the applicable series of the Fund, or by SMC, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940
Act).

   9. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

   10. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                              SECURITY EQUITY FUND

                                              By:
                                                    ----------------------------
                                              Title:

ATTEST:

----------------------------------
Secretary

                                              SECURITY MANAGEMENT COMPANY, LLC

                                              By:
                                                    ----------------------------
                                              Title:

ATTEST:

----------------------------------
Secretary

                                   SCHEDULE A
                  INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

     SCHEDULE OF ADMINISTRATIVE AND FUND ACCOUNTING FACILITIES AND SERVICES

   Security Management Company, LLC agrees to provide the Fund the following administrative facilities and services.

 1.  FUND AND PORTFOLIO ACCOUNTING

     a.  Maintenance of Fund, General Ledger and Journal.

     b.  Preparing and recording disbursements for direct Fund expenses.

     c.  Preparing daily money transfers.

     d.  Reconciliation of all Fund bank and custodian accounts.

     e.  Assisting Fund independent auditors as appropriate.

     f.  Prepare daily projection of available cash balances.

     g. Record trading activity for purposes of determining net asset values and daily dividend.

     h. Prepare daily portfolio evaluation report to value portfolio securities and determine daily accrued income.

     i.  Determine the daily net asset value per share.

     j. Determine the daily, monthly, quarterly, semiannual or annual dividend per share.

     k.  Prepare monthly, quarterly, semiannual and annual financial statements.

     l. Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory agencies as required.

     m. Provide financial, yield, net asset value, etc. information to NASD and other survey and statistical agencies as instructed by the Fund.

     n.  Reports  to  the  Audit  Committee  of  the  Board  of  Directors,   if
         applicable.

 2.  LEGAL

     a. Provide registration and other administrative services necessary to qualify the shares of the Fund for sale in those jurisdictions determined from time to time by the Fund's Board of Directors (commonly known as "Blue Sky Registration").

     b. Provide registration with and reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933.

     c.  Prepare  and  review  Fund   Prospectus  and  Statement  of  Additional
         Information.

     d. Prepare proxy statements and oversee proxy tabulation for annual meetings.

     e.  Prepare Board materials and maintain minutes of the Board meetings.

     f. Draft, review and maintain contractual agreements between Fund and Investment Adviser, Custodian, Distributor and Transfer Agent.

     g.  Oversee   printing   of  proxy   statements,   financial   reports   to
         shareholders, prospectus and Statements of Additional Information.

     h. Provide legal advice and oversight regarding shareholder transactions, administrative services, compliance with contractual agreements and the provisions of the 1940 and 1933 Acts.

           SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES

   Security Management Company, LLC agrees to provide the Fund the following transfer agency and dividend disbursing service.

 1.  Maintenance of shareholder accounts, including processing of new accounts.

 2.  Posting  address  changes  and  other  file   maintenance  for  shareholder
     accounts.

 3.  Posting all transactions to the shareholder file, including:

     a.  Direct purchases;

     b.  Wire order purchases;

     c.  Direct redemptions;

     d.  Wire order redemptions;

     e.  Draft redemptions;

     f.  Direct exchanges;

     g.  Transfers;

     h.  Certificate issuances; and

     i.  Certificate deposits.

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5. Prepare daily reconciliation's of shareholder processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issuing all checks and stopping and replacing lost checks.

 8.  Draft clearing services.

     a.  Maintenance of signature cards and appropriate corporate resolutions.

     b. Comparison of the signature on the check to the signatures on the signature card for the purpose of paying the face amount of the check only.

     c. Receiving checks presented for payment and liquidating shares after verifying account balance.

     d.  Ordering checks in quantity specified by the Fund for the shareholder.

 9.  Mailing   confirmations,   checks  and/or   certificates   resulting   from
     transaction requests to shareholders.

10.  Performing all of the Fund's other mailings, including:

     a.  Dividend and capital gain distributions;

     b.  Semiannual and annual reports;

     c.  1099/year-end shareholder reporting;

     d.  Systematic withdrawal plan payments; and

     e.  Daily confirmations.

11. Answering all service related telephone inquiries from shareholders and others, including:

     a.  General and policy inquiries (research and resolve problems);

     b.  Fund yield inquiries;

     c. Taking shareholder processing requests and account maintenance changes by telephone as described above;

     d.  Submit pending requests to correspondence;

     e.  Monitor on-line statistical performance of unit; and

     f.  Develop reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems), including:

     a.  Initiate   shareholder   account    reconciliation    proceeding   when
         appropriate;

     b.  Notify shareholder of bounced investment checks;

     c.  Respond to financial institutions regarding verification of deposit;

     d.  Initiate proceedings regarding lost certificates;

     e.  Respond to complaints and log activities; and

     f.  Correspondence control.

13. Maintaining and retrieving all required past history for shareholders and provide research capabilities as follows:

     a.  Daily   monitoring  of  all  processing   activity  to  verify  back-up
         documentation;

     b.  Provide exception reports;

     c.  Microfilming; and

     d.  Storage, retrieval and archive.

14.  Prepare materials for annual meetings.

     a.  Address and mail annual proxy and related material.

     b.  Prepare and submit to Fund an affidavit of mailing.

     c. Furnish certified list of shareholders (hard copy or microfilm) and inspectors of elections.

15.  Report and remit as necessary for state escheat requirements.

Approved:  Fund                                SMC
               ----------------------------         ----------------------------

                                    EXHIBIT D

                              SECURITY EQUITY FUND
                           BROKERAGE ENHANCEMENT PLAN

WHEREAS, Security Equity Fund (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, shares of common stock of the Fund are currently divided into series, listed on Schedule A hereto (the "Series"), which Schedule can be amended to add or remove a series by an amended schedule;

WHEREAS, shares of common stock of the Series are divided into multiple classes of shares, and this Plan applies to the Fund and the Series and the effect of the Plan does not vary based upon a class of a Series;

WHEREAS, the Fund employs Security Distributors, Inc. (the "Distributor") as distributor of the securities of which the Fund is the issuer;

WHEREAS, the Board of Directors of the Fund (the "Board") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Fund to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares (the "Brokerage Enhancement Plan" or the "Plan");

WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Fund, and the Fund wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Fund's shares; and

WHEREAS, the Board has determined that, to the extent that the use of these benefits earned by a Series under this Plan results in the increased distribution of the Fund's shares, a benefit in the form of potential economies of scale should inure to that Series and to the other Series offered by the Fund;

NOW, THEREFORE, this Brokerage Enhancement Plan is adopted by the Fund on behalf of the Series, in accordance with Rule 12b-l under the Act, on the following terms and conditions:

 1. The Fund is authorized to enter into agreements or arrangements pursuant to which the Fund may direct Security Management Company, LLC ("SMC"), in its capacity as the Fund's investment adviser, and each of the sub-advisors retained by SMC (and approved by the Fund) to manage certain of the Series (each a "Sub-Advisor"), acting as agents for the Fund or its Series:

     a. To place orders for the purchase or sale of portfolio securities with the Distributor or other introducing broker-dealers who will receive a portion of the brokerage commission paid by the Series from broker-dealers executing such portfolio transactions for the benefit of the Series ("Brokerage Payments") that can be used directly or indirectly to finance the distribution of the Fund's shares; or

     b. To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker-dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Fund's shares;

     in each case, provided that SMC or the Sub-Advisor must reasonably believe that the Distributor or broker-dealer (or the clearing broker of either) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Fund, as amended from time to time.

 2. The Fund is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Fund's shares. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker-dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to
     (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Fund or the Series; (ii) printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective shareholders; (iii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Fund or the Series, including materials intended either for broker-dealer only use or for retail use; (iv) providing information about the Fund, its Series, or mutual funds in general, to registered representatives of broker-dealers; (v) providing assistance to broker-dealers that are conducting due diligence on the Fund or its Series; (vi) payment or reimbursement of legal and administrative costs associated with implementing the Plan; (vii) marketing fees requested by broker-dealers who sell shares of the Fund; (viii) obtaining information and providing explanations to shareholders regarding the Series' investments and policies and other information about the Fund and its Series, including the performance of the Series; (ix) training sales personnel; (x) personal service and/or maintenance of the shareholder accounts; (xi) payment of commissions to broker-dealers who sell shares of the Fund; and (xii) financing any other activity that is intended to result in the sale of Fund shares.

 3. The Fund may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (a) directing on behalf of the Fund or a Series and subject to the standards described above, SMC or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (b) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Fund or a Series, all on behalf of the Fund or a Series. Subject to the standards set forth in Section 1, and subject to applicable law, SMC and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, SMC or a Sub-Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Series which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Series of the Fund.

 4. This Plan shall not take effect with respect to a Series until it has been approved by (a) a vote of a majority of the outstanding voting securities of that Series; and, together with any related agreements, has been approved by (a) the Fund's Board of Directors, and (b) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the
     Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-l Directors"), cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Series of the Fund are established, this Plan shall not take effect with respect to such Series until the Plan, together with any related agreements, has been approved by votes of a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

 5. After approval as set forth in paragraph 4, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Fund's Board of Directors, or, if no such time is specified by the Directors, at the time that all approvals necessary have been obtained. The Plan shall continue in full force and effect as to a Series for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Board of Directors and (b) the Rule 12b-1 Directors of the Fund, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

 6. The Distributor shall provide to the Directors of the Fund a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

 7. This Plan may be terminated as to the Fund or each Series at any time, without payment of any penalty, by vote of the Directors of the Fund, by vote of a majority of the Rule 12b-l Directors, or by a vote of a majority of the outstanding voting securities of the Series on not more than 30 days' written notice to any other party to the Plan. In addition, all Agreements shall provide that such Agreement shall terminate automatically in the event of its assignment.

 8. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the pertinent Series and by a majority of both (a) the Fund's Board of Directors and (b) the Rule 12b-1 Directors cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Fund shall not be deemed to constitute a material increase in the amount to be spent for distribution.

 9. While this Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons.

10. The Fund shall preserve copies of this Plan and related agreements for a period of not less than six years from the date of termination of the Plan or related agreements, the first two years in an easily accessible place; and shall preserve all reports made pursuant to paragraph 6 hereof for a period of not less than six, the first two years in an easily accessible place.

11. The provisions of this Plan are severable as to each Series, and any action to be taken with respect to this Plan shall be taken separately for each Series affected by the matter.

Date:  January __, 2000

                                   SCHEDULE A

                            Equity Series
                            Global Series
                            Total Return Series
                            Value Series
                            Social Awareness Series
                            Small Company Series
                            Enhanced Index Series
                            International Series
                            Select 25 Series

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                      EQUITY SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                      EQUITY SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------

EQUITY SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning diversification.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning underwriting.

3e.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning borrowing.

3f.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning lending.

3g.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning short sales and margin purchases of securities.

3h.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning senior securities.

3i.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in other investment companies.

3j.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in companies with less than three years' operating history.

3k.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, Investment Manager or Underwriter own more than 5% of the outstanding securities of such issuer.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning buying or selling real estate.

3n.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning commodities or commodity contracts.

3o.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in warrants.

3p.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning restricted securities.

3q.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in puts, calls, straddles or spreads.

3r.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                      GLOBAL SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                      GLOBAL SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
GLOBAL SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  Not applicable.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  Not applicable.

3e.  Not applicable.

3f.  Not applicable.

3g.  Not applicable.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  Not applicable.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  Not applicable.

3n.  Not applicable.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  Not applicable.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                   TOTAL RETURN SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                   TOTAL RETURN SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
TOTAL RETURN SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning diversification.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning underwriting.

3e.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning borrowing.

3f.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning lending.

3g.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning short sales and margin purchases of securities.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, Investment Manager or Underwriter own more than 5% of the outstanding securities of such issuer.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning buying or selling real estate.

3n.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning commodities or commodity contracts.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in oil, gas, mineral leases or othe mineral exploration or development programs.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                 SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                 SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning diversification.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning underwriting.

3e.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning borrowing.

3f.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning lending.

3g.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning short sales and margin purchases of securities.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, Investment Manager or Underwriter own more than 5% of the outstanding securities of such issuer.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning buying or selling real estate.

3n.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning commodities or commodity contracts.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                      VALUE SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                      VALUE SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
VALUE SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland, 03)
     Penny A. Lumpkin, 04) Mark
     L. Morris, Jr., 05)
     Maynard F. Oliverius and
     06) James R. Schmank         |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning diversification.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning underwriting.

3e.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning borrowing.

3f.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning lending.

3g.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning short sales and margin purchases of securities.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, Investment Manager or Underwriter own more than 5% of the outstanding securities of such issuer.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning buying or selling real estate.

3n.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning commodities or commodity contracts.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investment in oil, gas, mineral leases or other mineral exploration or development programs.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  SMALL COMPANY SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                  SMALL COMPANY SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
SMALL COMPANY SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning diversification.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning underwriting.

3e.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning borrowing.

3f.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning lending.

3g.  Not applicable.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  Not applicable.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning buying or selling real estate.

3n.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning commodities or commodity contracts.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  Not applicable.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  ENHANCED INDEX SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                  ENHANCED INDEX SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
ENHANCED INDEX SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  Not applicable.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  Not applicable.

3e.  Not applicable.

3f.  Not applicable.

3g.  Not applicable.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  Not applicable.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  Not applicable.

3n.  Not applicable.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  Not applicable.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  INTERNATIONAL SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                  INTERNATIONAL SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
INTERNATIONAL SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  Not applicable.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  Not applicable.

3e.  Not applicable.

3f.  Not applicable.

3g.  Not applicable.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  Not applicable.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  Not applicable.

3n.  Not applicable.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  Not applicable.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                    SELECT 25 SERIES OF SECURITY EQUITY FUND
                         Annual Meeting of Stockholders
                                January 26, 2000

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                    SELECT 25 SERIES OF SECURITY EQUITY FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on January 26, 2000, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
SELECT 25 SERIES OF SECURITY EQUITY FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six directors to    FOR  AGAINST  FOR ALL   To withhold  authority
     serve on the Board of        ALL    ALL    EXCEPT    to vote, mark "For All
     Directors of the Fund                                Except"  and write the
     until the next annual                                nominee's   number  on
     meeting, if any, or until                            the line below.
     their successors shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb, Jr.,
     02) John D. Cleland,
     03) Penny A. Lumpkin,
     04) Mark L. Morris, Jr.,
     05) Maynard F. Oliverius
     and 06) James R. Schmank     |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   To ratify or reject the selection of the firm of    |_|     |_|       |_|
     Ernst & Young LLP as independent accountants for the Fund's fiscal year 2000.

3a.  Not applicable.

3b.  To amend the Fund's fundamental investment          |_|     |_|       |_|
     limitation concerning share ownership of any one issuer.

3c.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning investing for control of portfolio companies.

3d.  Not applicable.

3e.  Not applicable.

3f.  Not applicable.

3g.  Not applicable.

3h.  Not applicable.

3i.  Not applicable.

3j.  Not applicable.

3k.  Not applicable.

3l.  To eliminate the Fund's fundamental investment      |_|     |_|       |_|
     limitation concerning the officers or directors of the Fund, the Underwriter or Manager purchasing shares of the Fund, except at current net asset value.

3m.  Not applicable.

3n.  Not applicable.

3o.  Not applicable.

3p.  Not applicable.

3q.  Not applicable.

3r.  Not applicable.

4.   To approve or disapprove an arrangement and new     |_|     |_|       |_|
     investment advisory contract that would permit
     Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

5.   To approve or disapprove a Brokerage Enhancement    |_|     |_|       |_|
     Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan.

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------